UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

LGL SYSTEMS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39125	83-4599446
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Liberty St., Suite 220

Reno, NV 89501

(Address of Principal Executive Offices)(Zip Code)

(775) 393-9113

Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DFNSU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock	DFNSW	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d) On February 28, 2020, LGL Systems Acquisition Corp. (the “Company”) provided written notice to the Nasdaq Capital Market (“Nasdaq”) that the Company intends to voluntarily delist the Company’s class A common stock, par value $0.0001 per share, redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share, and units, each consisting of one share of Class A common stock and one-half of one redeemable warrant, from Nasdaq effective as of the close of trading on March 12, 2020. The Company expects that the units, Class A common stock and redeemable warrants will commence trading on the New York Stock Exchange (the “NYSE”) on or about March 13, 2020. In addition, the Company expects separate trading of its Class A common stock and warrants comprising the units to begin trading on the NYSE on or about March 13, 2020 under the ticker symbols “DFNS” and “DFNS WS.” Prior to March 12, 2020, the Company’s units will continue to trade on Nasdaq. Following the commencement of separate trading of the Class A common stock and warrants on the NYSE, the units will continue to be listed on the NYSE.

Item 7.01 Regulation FD Disclosure.

On March 2, 2020, the Company issued a press release announcing the transition of the listing of its securities to the NYSE. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 8.01. Other Events

As previously reported on a Current Report on Form 8-K dated December 26, 2019, the Company received a delisting letter from The Nasdaq Stock Market LLC (“Nasdaq”) on December 20, 2019. The Company appealed the delisting letter to the Nasdaq Hearings Panel (“Panel”) and on February 12, 2020, the Panel issued its decision (“Decision”) to grant the Company’s request for continued listing, based on its finding that the Company has met the requirements for listing on Nasdaq. The Nasdaq Listing and Hearing Review Council may, on its own motion, determine to review the Decision until March 28, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 2, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGL SYSTEMS ACQUISITION CORP

By:	/s/ Marc Gabelli
Name:	Marc Gabelli
Title:	Chief Executive Officer

Dated: March 2, 2020

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